Exhibit 32

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. §1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Cheng Yin Pan (Ben), Chief Executive Officer of Artisan Acquisition Corp. (the “Company”), certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2021 (the “Annual Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 4, 2022
/s/ Cheng Yin Pan (Ben)
Cheng Yin Pan (Ben)

Chief Executive Officer and Director
(Principal Executive Officer and Principal Financial and Accounting Officer)